MARCH 1, 2024
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SCHRODERS SUSTAINABLE INTERNATIONAL CORE FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024
HARTFORD SCHRODERS FUNDS PROSPECTUS
DATED MARCH 1, 2024
This Supplement contains new and additional information regarding the Hartford Schroders Sustainable International Core Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, the Hartford Schroders Sustainable International Core Fund (the “Fund”) will no longer automatically exclude certain companies from its investment universe. The Fund’s sub-advisers will continue to use their sustainability criteria to determine the Fund’s investment universe. As a result, in the section entitled “Principal Investment Strategy” in the above referenced Summary Prospectus and in the section entitled “Hartford Schroders Sustainable International Core Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, the last paragraph is deleted in its entirety effective immediately.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7656
March 2024